UNITED STATES
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S1 Corporation

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The following presentation will be delivered by management of S1 Corporation and Fundtech Ltd. at a conference call on Monday, June 27, 2011 at 8:30 a.m. (Eastern).

S1 Corporation + Fundtech Ltd. June 27, 2011 Transforming the Transaction Banking Landscape 1

Forward-Looking Statements Certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the expected completion of the transaction, our expected revenues, our market and growth opportunities, the amount of anticipated cost synergies and other benefits associated with the proposed transaction and other statements that are not historical fact. These forward-looking statements are based on currently available competitive, financial and economic data together with management's views and assumptions regarding future events and business performance as of the time the statements are made and are subject to risks and uncertainties. We wish to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to uncertainties as to how many shareholders will vote in favor of the merger, and / or the issuance of S1's common stock, the possibility that competing offers will be made, the possibility that various closing conditions for the merger may not be satisfied or waived, operational challenges in achieving strategic objectives and executing our plans, the risk that markets do not evolve as anticipated, the potential impact of the general economic conditions and competition in the industry. We refer you to the documents that S1 and Fundtech file from time to time with the SEC, including the section titled "Risk Factors" of S1's most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and Fundtech's most recent Annual Report filed on Form 20-F, as well as the proxy statement and information statement to be filed by S1 and Fundtech, respectively, which contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All subsequent written and oral forward-looking statements by or concerning S1 or Fundtech are expressly qualified in their entirety by the cautionary statements above. Except as may be required by law, S1 and Fundtech do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise. 2

Meeting Participants Johann Dreyer S1 CEO Paul Parrish S1 CFO Reuven BenMenachem Fundtech CEO Yoram Bibring Fundtech CFO 3

Transaction Overview

Consideration	• Stock-for stock merger • Each ordinary share of Fundtech to be exchanged for 2.72 shares of S1 common stock
Ownership (approx.)	• S1 shareholders: 55% • Fundtech shareholders: 45%
Board of Directors	• 4 Directors designated by S1 • 4 Directors designated by Fundtech
Leadership	• Executive Chairman: Reuven BenMenachem • Chief Executive Officer: Johann Dreyer • S1: Jan Kruger, Pierre Naude, Greg Orenstein, Francois van Schoor • Fundtech: Yoram Bibring (CFO), Gil Gadot, Joe Mazzetti, Mike Sgroe
Headquarters	• Atlanta, GA USA (current location of S1)
Name	• Fundtech Corporation
Conditions	• S1 and Fundtech shareholder approval • Regulatory and Israeli court approvals • Other customary conditions
Timetable	• Expected close: Q4 2011

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Value Proposition Creates a compelling leadership position in the transaction banking industry Best-of-breed Suite of payments products (cards, ACH, SWIFT, retail, small business, corporate, mobile) End-to end cash management solutions Trade solutions Innovative approach to business and technology Highly reputable and customer-centric culture Establishes platform for accelerating growth and profitability Complementary products serving the needs of customers across the globe Combined customer bases provide significant cross-sell opportunities Combined entity creates a larger platform and balance sheet to make acquisitions Significant opportunities for expense synergies and margin expansion Enhances global presence, leveraging both parties' geographic strengths Combined revenue for 2010 derived 61% from USA and 39% from international Builds depth and expands market opportunities worldwide 5

Payments Electronic Banking Software Financial Supply Chain Combined entity provides a comprehensive suite of payments and transaction banking solutions serving the needs of financial institutions, corporations, merchants and processors across the globe. S1 Fundtech Transaction Banking Suite Retail Banking Mobile Banking Voice Banking Trade Finance Branch High Value (Wires) Foreign Exchange Payment Service Hub ATM Retail Payments Card Management Merchant Acquiring Low Value (ACH) Financial Messaging (SWIFT & RTGS) Business Banking Corporate Cash Management Creating a Global Leader in Payments & Transaction Banking 6

Strong Platform for Growth (1) 2011 based on midpoint of previously provided 2011 financial guidance (2) Excluding revenue from S1's Custom Projects (State Farm and an international branch customer) (CHART) $229.9 $264.8 $298.3 $304.6 $323.4 CAGR: 10.1% (2) 2006 - 2011 Combined Revenue Growth Q1 Pro Forma Combined Revenue Growth (CHART) (2) $75.1 $89.7 19.4% (1) (1) 7

Global Customer Base Shared 4,000+ customers 15 out of top 20 banks worldwide The top 10 US banks 33 banks in Latin America 4 of the world's top 10 brands 6 of the top 10 retailers in the UK 2 of the world's largest ATM networks 13 of the top 15 sub-Saharan African banks 8

Increasing Depth of Global Reach

This transaction establishes a financial technology leader of global scale and one that delivers products and services using local, in-market resources.

Geography – 16 locations, 5 continents



Germany
Switzerland
Belgium
United Kingdom
Ireland
United States
Wales
Colombia
Israel
Singapore
Australia
U.A.E.
India
Kenya
South Africa
Shared Geography
Unique to S1, cross-sell opportunity for Fundtech
Unique to Fundtech, cross-sell opportunity for S1



APAC, 34%
Americas, 40%
EMEA, 16%

Staffing Profile as of 3/31/11

S1 FUNDtech Innovation. Bank on it.

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Financial Highlights Enhanced financial position Pro forma combined 2011 revenue expected to be approximately $371.5 million1 Diversified revenue across multiple complementary business segments Strong cash generation from operations Accretive transaction Expected to be accretive to S1's 2012 non-GAAP earnings per share2 Eliminates Fundtech's low liquidity "penalty" Anticipate annualized pre-tax cost savings of approximately $12 million by end of 2012, fully realizable in 2013 Significant cross-sell opportunities to accelerate revenue growth Strong balance sheet Pro forma combined cash, cash equivalents, and marketable securities of approximately $143 million as of March 31, 2011 No debt (1) Based on midpoint of previously provided 2011 financial guidance (excludes revenue from S1's Custom Projects) (2) Excludes purchase accounting adjustments to deferred revenues as well as stock-based compensation expenses, amortization of intangibles, one-time charges including integration costs and other non-cash charges. 10

Summary Creates industry leader of payments and transaction banking solutions Accretive transaction with anticipated annualized cost savings of approximately $12 million by the end of 2012 , fully realizable in 2013 Significant cross-sell opportunities with the world's largest banking customers Enhances global footprint in key growth markets Elevates combined company to strategic partner status Establishes platform to accelerate revenue growth and increase profitability Combined strong balance sheet Complementary corporate cultures 11

Q&A 12

Additional Information and Where to Find It In connection with the proposed transaction, S1 and Fundtech intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a proxy statement and information statement, respectively. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT S1, FUNDTECH AND THE TRANSACTION. The proxy statement, information statement and certain other relevant materials (when they become available) and any other documents filed by S1 or Fundtech with the SEC may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting S1's Investor Relations at (404) 923-3500 or by accessing S1's investor relations website at www.s1.com; or (ii) by contacting Fundtech's Investor Relations at (201) 946-1100 or by accessing Fundtech's investor relations website at www.fundtech.com. Investors are urged to read the proxy statement and information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction. S1, Fundtech and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction. Information about the executive officers and directors of S1 and the number of shares of S1's common stock beneficially owned by such persons is set forth in the proxy statement for S1's 2011 Annual Meeting of Stockholders which was filed with the SEC on April 8, 2011. Information about the executive officers and directors of Fundtech and the number of Fundtech's ordinary shares beneficially owned by such persons is set forth in the annual report on Form 20-F which was filed with the SEC on May 31, 2011. Investors may obtain additional information regarding the direct and indirect interests of S1, Fundtech and their respective executive officers and directors in the transaction by reading the proxy statement and information statement regarding the transaction when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 13